UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2009.

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-6311 (Commission File Number)	72-0487776 (IRS Employer Identification No.)

601 Poydras Street, Suite 1900 (Address of principal executive offices)	70130 (Zip Code)

(504) 568-1010

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; instability of global financial markets and difficulty in accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risk factors as well as other information contained in this report.

On September 1, 2009, the company issued a press release announcing (1) that Dean E. Taylor, Chairman, President and Chief Executive Officer, and Joseph M. Bennett, Executive Vice President and Chief Investor Relations Officer, will present at the Jefferies 6th Annual Shipping and Offshore Services Conference in New York, New York on Wednesday, September 9, 2009, at approximately 9:30 a.m. EDT (8:30 a.m. CDT); and (2) that Dean E. Taylor, Chairman, President and Chief Executive Officer, Quinn P. Fanning, Executive Vice President and Chief Financial Officer, and Joseph M. Bennett, Executive Vice President and Chief Investor Relations Officer, will also present at the Barclays Capital CEO Energy/Power Conference in New York, New York on Thursday, September 10, 2009, at 7:45 a.m. EDT (6:45 a.m. CDT).

Upon completion of each respective presentation, the company will also file a Form 8-K with the SEC which will include each respective transcript of the presentation and a copy of the materials for each respective presentation.

The press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if fully set forth.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this Form 8-K:

99.1	Press Release dated September 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ Quinn P. Fanning
Quinn P. Fanning Executive Vice President and Chief Financial Officer

Date: September 1, 2009

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